Defined Asset Funds®
Equity Investor Fund Core Holdings Portfolio 2001 Series A (A Unit Investment Trust)
• Professional Selection
• Potential for Capital Appreciation
• Optional Reinvestment of Cash Distributions
Sponsor: Merrill Lynch, Pierce, Fenner & Smith Incorporated

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated February 6, 2001.

Defined Asset Funds®

Defined Asset Funds® is America's oldest and largest family of unit investment trusts, with over $195 billion sponsored over the last 30 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:

  •
  A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  •
  Fixed Portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  •
  Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
  •
  Professional Research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  •
  Ongoing Supervision: We monitor each portfolio on an ongoing basis.

No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

Risk/Return Summary

1.
What is the Portfolio's Objective?
•
The Portfolio seeks capital appreciation by investing in a fixed portfolio of 28 common stocks selected by the Merrill Lynch Global Securities Research and Economics Group.

You can participate in the Portfolio by purchasing units. Each unit represents an equal share of the stocks in the Portfolio and receives an equal share of any dividend income.
2.
What is the Portfolio's Investment Strategy?

•
Merrill Lynch believes the 28 stocks in the Portfolio are most representative of its long term (three to five years) investment themes.

We believe that the rapid pace of technological change, the "New Economy" and adaptations by the "Old Economy" should contribute to further economic growth. The Merrill Lynch Global Securities Research & Economics Group, one of the top-ranked equity research teams, has designed a portfolio that seeks to capitalize on these phenomena, searching for companies exhibiting size (industry leadership), scale (sufficient resources to take risks), global exposure and strong management leadership, especially considering how they are implementing new technologies to produce innovative business solutions and taking advantage of change to spur growth.

•
The following factors were considered when selecting the Portfolio stocks:

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Merrill Lynch Research Rating;

—
Market Capitalization;

—
Above average growth;

—
Long-term industry issues;

—
Sustainability of competitive advantage;

—
Potential risks during the next 3-5 years.
We also looked for a long-term strategic advantage in each stock—an issuer's readiness to take advantage of opportunity, strong management and focused business strategies.

•
Investment Professionals from Merrill Lynch's Defined Asset Funds Research Group then reviewed the identified stocks for liquidity, marketing and other factors, and made a final selection of the Portfolio.

•
The Portfolio plans to hold the stocks for about one year. At the end of that time you can choose to either redeem your investment, or roll your proceeds into the next Portfolio if available, at a reduced sales charge.

•
Each Core Holdings Portfolio is designed to be part of a longer term strategy. We believe that more consistent results are likely if the Strategy is followed for at least three to five years but you are not required to stay with the Strategy or to roll over your investment. You can sell your units any time.
3.
What industries are represented in the Portfolio?

Based upon the principal business of each issuer and current market values, the Portfolio represents the following industries:
		Approximate Portfolio Percentage
•	Technology	22%
•	Telecommunication Services/Equipment	22
•	Financial Services	14
•	Oil and Gas Producers	11
•	Retail	7
•	Advertising	4
•	Audio/Video Products	4
•	Medical/Drugs	4
•	Diversified Manufacturing Operations	3
•	Electric Utility	3
•	Electronics	3
•	Multimedia	3
4.
What are the Significant Risks?

You can lose money by investing in the Portfolio. This can happen for various reasons, including:

•
Stock prices can be volatile.

•
Dividend rates on the stocks or share prices may decline during the life of the Portfolio.

•
The Portfolio may continue to purchase or hold the stocks originally selected even though their market value may have changed.

•
Current dividend income is not an objective of the Portfolio.

Defined Portfolio

Equity Investor Fund

Core Holdings Portfolio 2001 Series A

Defined Asset Funds

Name of Issuer		Ticker Symbol	Percentage of Portfolio (1)	Price Per Share to Portfolio	Cost to Portfolio (2)

1.	AOL Time Warner, Inc.*	AOL	3.52%	$49.3700	$12,342.50
2.	American International Group, Inc.	AIG	3.52	88.1900	12,346.60
3.	Banco Santander Central Hispano, SA†	STD	3.62	11.0400	12,696.00
4.	Burlington Resources, Inc.	BR	3.54	44.3000	12,404.00
5.	Cisco Systems, Inc.*	CSCO	3.55	34.5625	12,442.50
6.	Citigroup, Inc.	C	3.53	56.3000	12,386.00
7.	EMC Corporation*	EMC	3.58	69.7600	12,556.80
8.	General Electric Company	GE	3.55	47.8500	12,441.00
9.	HSBC Holdings PLC†	HBC	3.56	77.9300	12,468.80
10.	Hughes Electronics Corporation*	GMH	3.60	26.3000	12,624.00
11.	JDS Uniphase Corporation*	JDSU	3.56	50.0000	12,500.00
12.	Kyocera Corporation†	KYO	3.54	103.5000	12,420.00
13.	MedImmune, Inc.*	MEDI	3.64	39.9375	12,780.00
14.	Network Appliance, Inc.*	NTAP	3.58	43.3125	12,560.63

(1)	Based on Cost to Portfolio.

(2)	Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on February 5, 2001, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.

†	The issuer is a foreign corporation; dividends, if any, may be subject to withholding taxes.

*	These stocks currently do not pay dividends.

Please note that if this prospectus is used as a preliminary prospectus for a future fund in this Series, the Portfolio will contain different stocks from those described above.

Defined Portfolio

Equity Investor Fund
Core Holdings Portfolio 2001 Series A
Defined Asset Funds

Name of Issuer		Ticker Symbol	Percentage of Portfolio (1)	Price Per Share to Portfolio	Cost to Portfolio (2)

15.	Nokia Oyj†	NOK	3.58%	$33.0000	$12,540.00
16.	Nortel Networks Corporation†	NT	3.67	35.7600	12,873.60
17.	Omnicom Group, Inc.	OMC	3.56	89.2500	12,495.00
18.	Petroleo Brasileiro SA†	PBRQY	3.52	26.8125	12,333.75
19.	ScottishPower PLC†	SPI	3.55	28.3100	12,456.40
20.	Sony Corporation†	SNE	3.60	70.1800	12,632.40
21.	Texas Instruments, Inc.	TXN	3.63	41.0100	12,713.10
22.	The Home Depot, Inc.	HD	3.59	46.6100	12,584.70
23.	The News Corporation Limited†	NWS	3.51	37.3000	12,309.00
24.	Total Fina Elf SA†	TOT	3.67	75.6800	12,865.60
25.	Verizon Communications, Inc.	VZ	3.59	52.5000	12,600.00
26.	Vodafone Group PLC†	VOD	3.53	34.3700	12,373.20
27.	Walgreen Company	WAG	3.52	41.0900	12,327.00
28.	Yahoo! Inc.*	YHOO	3.59	35.0625	12,622.50

			100.00%		$350,695.08

The securities were acquired on February 5, 2001 and are represented entirely by contracts to purchase the securities. The Sponsor may have acted as underwriter, manager or co-manager of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsor may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of the securities in the Portfolio. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

Please note that if this prospectus is used as a preliminary prospectus for a future fund in this Series, the Portfolio will contain different stocks from those described above.

(Continued)

•
The Portfolio holds a significant number of foreign stocks. The risks involved with ownership of foreign stocks are discussed later in this prospectus under "Foreign Issuer Risk".

•
The Portfolio does not reflect any investment recommendations of the Sponsor, and any one or more of the stocks in the Portfolio may, from time to time, be subject to sell recommendations from the Sponsor.
5.
Is this Portfolio Appropriate for You?

Yes, if you want capital appreciation. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers in a variety of industries.

The Portfolio is not appropriate for you if you are not comfortable with the Strategy or are unwilling to take the risk involved with an equity investment. It may not be appropriate for you if you are seeking preservation of capital or current income.
6.
What are the Portfolio's Fees and Expenses?
Unitholder Fees	As a percentage of amount invested
Creation and Development Fee (.25% of nav, max. of .30% of your initial investment)	.30% max.*
Sales Fees	2.50% max.**

Total Maximum Sales Fees (including creation and development fee)	2.80% max.

*	You will pay less than this amount unless the average net asset value (nav) of the Portfolio on the date of collection is
considerably higher than your initial investment. See below for a table with examples.

**	You will pay less than this amount if you are rolling over an investment, swapping into this fund from other Defined Asset
Funds or unit trusts, purchasing through certain fee-based
accounts or eligible to pay a lower sales fee based on
minimum amounts invested. See page 11 for further details.
Organization Costs per 1,000 units (deducted from Portfolio assets at the close of the initial offering period)	$2.89
Estimated Annual Operating Expenses

This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.
	As a % of Net Assets	Amount Per 1,000 Units
Trustee's Fee	.091%	$0.90
Portfolio Supervision, Bookkeeping and Administrative Fees	.071%	$0.70
Other Operating Expenses	.047%	$0.47

Total	.209%	$2.07

   Example

This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.

The example assumes that you invest $10,000 in the Portfolio for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$332	$816	$1,326	$2,725

   Creation and Development Fee

The Creation and Development Fee is a charge of .25% collected at the end of the offering period which is generally 90 days. It compensates the Sponsors for the creation and development of the Portfolio and is computed based on the Portfolio's average daily net asset value through the date of collection.

No portion of the Creation and Development Fee is applied to the payment of costs associated with marketing and distributing the Portfolio.

The Creation and Development Fee may be more or less than .25% of your initial investment depending on the average net asset value on the date of collection. In no event, however, will you pay more than .30% of your initial investment.

The following table shows how the Creation and Development Fee as a percentage of your initial investment may vary as average net asset value changes.
If your initial investment was	and average daily net asset value on each of the dates of collection is	your C & D Fee per year as a percentage of your initial investment would be
$1000	$1200	.30%	*
$1000	$1000	.25%
$1000	$800.20%

*	This represents the maximum Creation and Development Fee.
Marketing and Distribution Fees

You will pay an initial sales fee of approximately 1.00%. In addition, ten monthly deferred sales charges of $1.50 per 1,000 units ($15.00 total) will be deducted from the Portfolio's net asset value (beginning May 15, 2001, and thereafter on the first day of every month through February 1, 2002).

The sales fee covers the costs associated with marketing and distributing the Portfolio.
7.
Is the Portfolio Managed?

Unlike a mutual fund, the Portfolio is not managed and stocks are not sold because of market changes. The Sponsor monitors the portfolio and may instruct the Trustee to sell securities under certain limited circumstances. However, given the investment philosophy of the Portfolio, the Sponsor is not likely to do so.
8.
How do I Buy Units?

The minimum investment is $250.

You can buy units from the Sponsor and other broker dealers. Some banks may offer units for sale through special arrangements with the Sponsor, although certain legal restrictions may apply.
Unit Price per 1,000 Units (as of February 5, 2001)	$999.86
Unit price is based on the net asset value of the Portfolio plus the up-front sales fee. Unit price also includes the estimated organization costs shown on page 4, to which no sales fee has been applied.

The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.
9.
How do I Sell Units?

You may sell your units at any time to the Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee and the costs of liquidating securities to meet the redemption.
10.
How are Distributions Made and Taxed?

The Fund pays distributions of any dividend income, net of expenses, on the 25th of June and November, 2001, if you own units on the 10th of those months. However, if the distribution would be less than $1.00 per 1,000 units, the income will be distributed on the next scheduled distribution date or at termination. For tax purposes, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio when those dividends are received by the Portfolio regardless of whether you reinvest your dividends in the Portfolio and regardless of the fact that a portion of the dividend payments may be used to pay expenses of the Portfolio. Dividends paid with respect to any foreign securities will generally be subject to foreign withholding taxes. Foreign investors' shares of dividends will generally be subject to withholding taxes.
11.
What Other Services are Available?

Reinvestment

You may choose to reinvest your distributions into additional units of the Portfolio. Unless you choose reinvestment, you will receive your distributions in cash.

Exchange Privileges

You may exchange units of this Portfolio for units of certain other Defined Asset Funds. You may also exchange into this Portfolio from certain other funds. We charge a reduced sales fee on designated exchanges.

What You Can Expect From Your Investment

Income

The Portfolio will pay to you any income it has received twice during its life. However, if on any distribution date the income in the fund is less than $1.00 per 1,000 units, the income will be distributed on the next scheduled distribution date or termination. These income payments will vary based upon the amount of dividends declared and paid by each issuer. Other reasons your income may vary are:

  •
  changes in the Portfolio because of additional securities purchased or sold;
  •
  a change in the Portfolio's expenses; and
  •
  the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

Records and Reports

You will receive:

•
a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
•
a final report on Portfolio activity; and
•
annual tax information. This will also be sent to the IRS. You must report the amount of income received during the year. Please contact your tax advisor in this regard.

You may request audited financial statements of the Portfolio from the Trustee.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

The Risks You Face

Foreign Issuer Risk

Investments in securities of foreign issuers involve risks that are different from investments in securities of domestic issuers. They may include:

  •
  political and economic developments;
  •
  possibility of withholding taxes;
  •
  exchange controls or other governmental restrictions on the payment of dividends;
  •
  conversion of local currency to U.S. dollars upon the sale of Portfolio Securities;
  •
  less publicly available information; and
  •
  absence of uniform accounting, auditing and financial reporting standards, practices and requirements.

American Depositary Shares and Receipts

American depositary shares and receipts are issued by an American bank or trust company to evidence ownership of underlying common stock issued by a foreign corporation and deposited in a depositary facility. The terms and conditions of the depositary facility may result in less liquidity or lower market prices for the ADRs than for the underlying shares. Certain of the Portfolio Securities were purchased in ADR form in the United States.

Liquidity

Sales of foreign securities in United States securities markets are ordinarily subject to severe restrictions and will generally be made only in foreign securities markets.

You should know that:

  •
  securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States.
  •
  a foreign market's liquidity might become impaired as a result of economic or political turmoil, or if relations between the United States and such foreign country deteriorate markedly; and
  •
  the principal trading market for the Portfolio Securities, even if otherwise listed, may be the over-the-counter market in which liquidity will depend on whether dealers will make a market in the Portfolio Securities.

Litigation and Legislation Risks

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:

  •
  reducing the dividends-received deduction or
  •
  increasing the corporate tax rate resulting in less money available for dividend payments.

Selling or Exchanging Units

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:

  •
  adding the value of the Portfolio Securities, cash and any other Portfolio assets;
  •
  subtracting accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
  •
  dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

As of the close of the initial offering period, the price you receive will be reduced to pay the Portfolio's estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

Sponsor's Secondary Market

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating Securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 30 years, but we could discontinue it without prior notice for any business reason.

Selling Units to the Trustee

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the Sponsor will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution "in kind." If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in-kind.

There could be a delay in paying you for your units:

  •
  if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  •
  if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  •
  for any other period permitted by SEC order.

Rollover/Exchange Option

When this Portfolio is about to terminate, you may have the option to roll your proceeds into the next Core Holdings Portfolio if one is available.

If you hold your units with the Sponsor and notify your financial adviser by March 13, 2002, your units will be redeemed and certain distributed securities plus the proceeds from the sale of the remaining distributed securities will be reinvested in units of a new Core Holdings Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you so choose, an in-kind distribution) after the Portfolio terminates.

If you do not elect the rollover option by the above notification date, but later inform your financial professional that you want to invest in the next Core Holdings Portfolio, you will recognize gain, if any, with respect to your pro rata share of each security in this Portfolio. You will not be entitled to claim a loss in respect of any security to the extent that the same security is included in your pro rata share of the next Core Holdings Portfolio.

The Portfolio will terminate by April 15, 2002. However, the Sponsor may extend the termination date for a period no longer than 30 days without notice to unit holders. You may, by written notice to the Trustee at least ten business days prior to termination, elect to receive an in-kind distribution of your pro rata share of the Securities remaining in the Portfolio at that time (net of your share of expenses). Of course, you can sell your units at any time prior to termination.

If you continue to hold your units, you may exchange units of this Portfolio any time before this Portfolio terminates for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. In addition, you may exchange into this fund from certain other Defined Asset Funds and unit trusts. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

How The Fund Works

Pricing

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offering period, a portion of the price of a unit also consists of securities to pay all or some of the costs of organizing the Portfolio including:

  •
  cost of initial preparation of legal documents;
  •
  federal and state registration fees;
  •
  initial fees and expenses of the Trustee;
  •
  initial audit; and
  •
  legal expenses and other out-of-pocket expenses.

The estimated organization costs will be deducted from the assets of the Portfolio as of the close of the initial offering period.

The deferred sales fee is generally a monthly charge of $1.50 per 1,000 units and is accrued in ten installments. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, however, this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

Evaluations

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

Income

•
The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional securities and sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared or paid.
•
Each unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends-received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

Expenses

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:

  •
  for extraordinary services and costs of indemnifying the Trustee and the Sponsor;
  •
  costs of actions taken to protect the Portfolio and other legal fees and expenses;
  •
  expenses for keeping the Portfolio's registration statement current; and
  •
  Portfolio termination expenses and any governmental charges.

The Sponsor is currently reimbursed up to 70¢ per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsor.

The Sponsor will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsor for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

The Trustee's and Sponsor's fees may be adjusted for inflation without investors' approval.

You will pay an initial sales fee of approximately 1.00% (based on a unit price of $1,000 per 1,000 units), and a deferred sales fee of $15.00 per 1,000 units (an aggregate sales fee of 2.50%, not including the Creation and Development Fee). If you are an employee of one of the Sponsors of Defined Asset Funds, you will pay only the deferred sales fee; the initial sales fee will be waived. If you hold units in certain eligible accounts offered by one of the Sponsors, you will pay no initial or deferred sales fee. If you invest $50,000 or more, you will receive a reduction in the initial sales fee as indicated below.

If you invest:	Your initial sales fee will be*:	Your deferred sales fee per 1,000 units will be:
Less than $50,000	1.00%	$15.00
$50,000 to $99,999	0.75%	$15.00
$100,000 to $249,999	0.25%	$15.00
$250,000 to $999,999	0.00%	$15.00

*These percentages are based on a unit price of $1,000 per 1,000 units. These percentages will vary as the unit price changes.

If you invest $1,000,000 or more, you will pay an aggregate sales fee of 0.75% (based on a unit price of $1,000 per 1,000 units). You will not pay an initial sales fee, and you will be credited with additional units which will effectively reduce your deferred sales fee.

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales fee monthly, to keep units more fully invested we do not currently plan to pay the deferred sales fee until after the rollover notification date.

The Sponsor will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

Portfolio Changes

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the composition of the portfolio.

We decide whether to offer for sale units that we acquire in the secondary market after reviewing:

  •
  diversity of the Portfolio;
  •
  size of the Portfolio relative to its original size;
  •
  ratio of Portfolio expenses to income; and
  •
  cost of maintaining a current prospectus.

If the Portfolio is buying or selling a stock actively traded on a national securities exchange or certain foreign exchanges, it may buy from or sell to another Defined Asset Fund at the stock's closing sale price (without any brokerage commissions).

Portfolio Termination

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

No Certificates

All investors are required to hold their units in uncertificated form and in "street name" by their broker, dealer or financial institution at the Depository Trust Company.

Trust Indenture

The Portfolio is a "unit investment trust" governed by a Trust Indenture, a contract between the Sponsor and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsor and the Trustee may amend the Indenture without your consent:

  •
  to cure ambiguities;
  •
  to correct or supplement any defective or inconsistent provision;
  •
  to make any amendment required by any governmental agency; or
  •
  to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsor. The Sponsor may remove the Trustee without your consent if:

  •
  it fails to perform its duties;
  •
  it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  •
  the Sponsor determines that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsor without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsor will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

If the Sponsor fails to perform its duties or becomes bankrupt the Trustee may:

  •
  remove it and appoint a replacement Sponsor;
  •
  liquidate the Portfolio; or
  •
  continue to act as Trustee without a Sponsor.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsor.

Legal Opinion

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

Auditors

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

Sponsor

The Sponsor is:

Merrill Lynch, Pierce, Fenner & Smith Incorporated (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)

P.O. Box 9051,
Princeton, NJ 08543-9051

The Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer the Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

Trustee

The Bank of New York, Unit Investment Trust Department, Box 974, Wall Street Station, New York, NY 10268-0974 is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

Underwriter's and Sponsor's Profits

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsor before the settlement date for those units may be used in the Sponsor's businesses to the extent permitted by federal law and may benefit the Sponsor.

The Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.

The Sponsor will receive a Creation and Development Fee of .25% of Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsor for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

During the initial offering period, the Sponsor may realize profits or sustain losses on units they hold due to fluctuations in the price per unit. The Sponsor experienced a loss of $345.35 on the initial deposit of the securities. Any profit or loss to the Portfolio will be effected by the receipt of applicable sales charges and a gain or loss on subsequent deposits of Securities. In maintaining a secondary market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

Public Distribution

During the initial offering period, units will be distributed to the public by the Sponsor and dealers who are members of the National Association of Securities Dealers, Inc.

Dealers will be entitled to the concession stated below on units sold or redeemed.

Amount Purchased	Dealer Concession as a % of Public Offering Price
Less than $50,000	2.00%
$50,000 to $99,999	1.80%
$100,000 to $249,999	1.45%
$250,000 to $999,999	1.25%
$1,000,000 and over	0.50%

The Sponsor does not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

Code of Ethics

The Portfolio and the Sponsor have each adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Portfolio transactions. Subject to certain conditions, the codes permit employees to invest in Portfolio securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Portfolio and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

Advertising and Sales Literature

Sales material may discuss developing a long-term financial plan, working with your financial professional; the nature and risks of various investment strategies and Defined Asset Funds that could help you toward your financial goals and the importance of discipline, how securities are selected for these funds, how the funds are created and operated, features such as convenience and costs, and options available for certain types of funds including automatic reinvestment, rollover, exchanges and redemption. It may also summarize some similarities and differences with mutual funds and discuss the philosophy of spending time in the market rather than trying to time the market, including probabilities of negative returns over various holding periods.

Advertising and sales literature may include brief descriptions of the principal businesses of the companies represented in the Portfolio and the research analysis of why they were selected.

Advertising and sales literature may state past total return performance of the Portfolio for various periods. Returns are computed by taking price changes for the period plus income reinvested, divided by the initial public offering price, and reflecting deduction of maximum Portfolio sales charges and expenses. For periods of more than a year, average annualized returns shall be stated, which may be accompanied with no greater prominence by statement of cumulative total returns. Returns without reflecting deduction of sales charges or only of deferred sales charges may also be stated with no greater prominence than total returns reflecting deduction of all sales charges when the different basis of computation is disclosed.

Sales literature and articles may state research opinions on the economy, countries and industry sectors and include a list of funds generally appropriate for pursuing these recommendations.

Taxes

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

General Treatment of the Fund and Your Investment

The Portfolio will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each Security in the Portfolio. You will be considered to receive your share of any dividends paid when those dividends are received by the Portfolio. The dividends will be taxed at ordinary income rates. If you are a corporate investor, you may be eligible for the dividends-received deduction with respect to dividends paid on U.S. securities in the Portfolio if you satisfy the applicable holding period and other requirements. You should consult your tax adviser in this regard.

Gain or Loss Upon Disposition

You will generally recognize gain or loss when you dispose of your units for cash (by sale or redemption), when you exchange your units for units of another Defined Asset Fund or when the Trustee disposes of the Securities in the Portfolio. You will not recognize gain or loss on an "in- kind" distribution to you of your proportional share of the Portfolio Securities, whether it is in redemption of your units or upon termination of the Portfolio. Your holding period for the distributed Securities will include your holding period in your units.

If you do not hold your Portfolio in a currently non-taxable account (e.g., an IRA account), you may elect to roll over your investment in the Portfolio. If you so elect by March 13, 2002, you will recognize gain or loss only with respect to your share of those Securities that are not rolled over into a new portfolio. You will not recognize gain or loss with respect to your share of those Securities that are rolled over, and your basis in those Securities will remain the same as before the rollover.

If you do not elect the rollover option by the above notification date, but later inform your financial professional that you want to invest in the next Core Holdings Portfolio, you will recognize gain, if any, with respect to your pro rata share of each security in this Portfolio. You will not be entitled to claim a loss in respect of any security to the extent that the same security is included in your pro rata share of the next Stocks for the Core Holdings Portfolio.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss from the Portfolio will be long-term if you are considered to have held your investment that produces the gain or loss for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

Your Tax Basis in the Securities

Your aggregate tax basis in units that you have purchased for cash will be equal to the cost of the units, including the sales fee. Your aggregate tax basis in units that you hold as a result of a rollover from an earlier portfolio will equal your basis in the Securities that were rolled over from the previous portfolio plus the proceeds from the sale of Securities from the portfolio that were not rolled over (other than proceeds that were paid to you). You should not increase your basis in your units by deferred sales fees, organizational expenses or by the Creation and Development Fee. The tax reporting form and annual statements you receive will be based on the net amounts paid to you, from which these expenses will already have been deducted. Your basis for Securities distributed to you will be the same as the portion of your basis in your units that is attributable to the distributed Securities, and your holding period for the distributed Securities will include your holding period in your units.

Expenses

If you are an individual who itemizes deductions, you may deduct your share of Portfolio expenses (other than deferred sales fees, organizational expenses and the Creation and Development Fee), but only to the extent that your share of the expenses, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Portfolio expenses will be limited further if your adjusted gross income exceeds a specified amount, currently $132,950 ($66,475 for a married person filing separately).

State and Local Taxes

Under the income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.

Foreign Taxes

Dividends paid with respect to any foreign Securities in the Portfolio will generally be subject to foreign withholding taxes. You will be considered to receive the entire amount of your share of these dividends, including your share of foreign taxes withheld. You may be eligible for a credit or a deduction for your share of these taxes to reduce your U.S. tax liability, subject to various requirements and limitations.

Foreign Investors

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to withholding tax at a rate of 30% (or a lower applicable treaty rate) on your share of dividends paid on any U.S. Securities in the Portfolio. Dividends paid on any foreign Securities in the Portfolio will generally be subject to foreign withholding taxes, which may be imposed at higher rates than they would if you held the Securities directly. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes as well as your ability to claim a credit or deducation for withholding taxes in your home jurisdiction.

Retirement Plans

You may wish to purchase units for an Individual Retirement Account ("IRAs") or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsor of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

Supplemental Information

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

REPORT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Holders of Equity Investor Fund, Core Holdings Portfolio 2001 Series A, Defined Asset Funds (the "Portfolio"):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of February 6, 2001. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of contracts to purchase securities and an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of February 6, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, NY
February 6, 2001

Statement of Condition as of February 6, 2001

Trust Property

Investments—Contracts to purchase Securities(1)	$350,695.08

Total	$350,695.08

Liability and Interest of Holders
Reimbursement of Sponsor for organization expenses(2)	$1,023.74

Subtotal	1,023.74

Interest of Holders of 354,237 Units of fractional undivided interest outstanding:(3)
Cost to investors(4)	$354,187.41
Gross underwriting commissions and organization expenses(5)(2)	(4,516.07)

Subtotal	349,671.34

Total	$350,695.08

(1)	Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on February 5, 2001. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by San Paolo Bank, New York Branch, in the amount of $351,040.43 and deposited with the Trustee. The amount of the letter of credit includes $350,695.08 for the purchase of securities.
(2)	A portion of the Unit Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $2.89 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expense obligation of the investors will be satisfied. If the actual organization costs exceed the estimated aggregate amount shown above, the Sponsor will pay for the excess amount.
(3)	Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.86 per 1,000 Units offering price only for that day. The Unit Price on any subsequent business day will vary.
(4)	Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on February 5, 2001.
(5)	Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Unit Price. A deferred sales charge of $1.50 per 1,000 Units is payable on May 15, 2001, and thereafter on the 1st day of each month through February 1, 2002. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsor will be satisfied. If units are redeemed prior to February 1, 2002, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

Defined Asset Funds®
Have questions ? Request the most recent free Information Supplement that gives more details about the Fund, by calling: The Bank of New York 1-800-221-7771

Equity Investor Fund
Core Holdings Portfolio 2001 Series A
(A Unit Investment Trust)

This Prospectus does not contain complete information about the investment company filed with the Securities and Exchange Commission in Washington, D.C. under the:
  • Securities Act of 1933 (file no. 333-54758) and
  • Investment Company Act of 1940 (file no. 811-3044).
 To obtain copies at prescribed rates—
Write: Public Reference Section of the Commission
  450 Fifth Street, N.W., Washington, D.C. 20549-6009
 Call: 1-800-SEC-0330.
 Visit: http://www.sec.gov.

No person is authorized to give any information or representations about this Fund not contained in this Prospectus or the Information Supplement, and you should not rely on any other information.

When units of this Fund are no longer available, this Prospectus may be used as a preliminary prospectus for a future series, but some of the information in this Prospectus will be changed for that series.
Units of any future series may not be sold nor may offers to buy be accepted until that series has become effective with the Securities and Exchange Commission. No units can be sold in any State where a sale would be illegal.
100912RR—02/01